                                  EXHIBIT 99.2



                                AMERUS GROUP CO.

                              Financial Supplement
                               Fourth Quarter 2001

                                AMERUS GROUP CO.

                                Analyst Coverage


       Name                        Company                    Phone            Facsimile            e-mail
------------------      ------------------------------     ------------      ------------    ---------------------
Lisa Fasano             Salomon Smith Barney               212-816-7370      212-816-6334    lisa.fasano@ssmb.com

Paul Goulekas           Dowling Partners                   860-676-8600      860-676-8617    paul@dowlingp.com

Jonathan Joseph         Fox-Pitt, Kelton, Inc.             860-520-1542      860-520-1229    jjoseph@foxpitt.com

Tanya Lewandowski       A.G. Edwards & Sons                314-955-2649      314-955-5810    lewandot@agedwards.com

Caitlin Long            Credit Suisse First Boston         212-325-2165      212-325-8197    caitlin.long@csfb.com

Steven Schwartz         Raymond James Financial, Inc.      312-612-7686      312-612-7781    sschwartz@ecm.rjf.com

Elizabeth Werner        Goldman Sachs                      212-902-3646      212-902-2147    elizabeth.werner@gs.com

                                AMERUS GROUP CO.

                              Financial Highlights
                   ($ in thousands, except for per share data)


                                                      FOR THE THREE MONTHS ENDED         FOR THE YEAR ENDED
                                                             DECEMBER 31,                   DECEMBER 31,
                                                      --------------------------      ------------------------
EARNINGS:                                                 2001         2000              2001          2000
                                                      --------------------------      ------------------------
Net Income                                             $   19,534   $   18,039        $   72,907   $   51,840

Adjustments for:

Net non-core realized losses on
investments                                                10,896        4,868            25,475        5,153

Net amortization of deferred policy acquisition
costs (DPAC) due to non-core realized
gains or losses                                             2,311       (1,597)           (3,613)      (4,028)

Net effect of accounting differences
from the adoption of SFAS 133                                (878)        --               6,417         --

Demutualization costs                                         518          828               969       10,063

Restructuring costs                                         1,287         --               5,476         --

Discontinued operations                                      (446)         (62)           (1,820)        (717)

Cumulative effect of change in accounting
for derivatives                                              --           --               8,236         --
                                                       -----------------------        -----------------------
Adjusted Net Operating Income                          $   33,222   $   22,076        $  114,047       62,311
                                                       =======================        =======================

BASIC EARNINGS PER SHARE:
Adjusted Net Operating Income per Share                $     0.80   $     0.74        $     3.09   $     2.98

Net Income from Continuing Operations per Share        $     0.46   $     0.60        $     2.15   $     2.44

Net Income per Share                                   $     0.47   $     0.60        $     1.97   $     2.48

Weighted Average Shares Outstanding                        41,742       29,933            36,949       20,922

DILUTED EARNINGS PER SHARE:
Adjusted Net Operating Income per Share                $     0.79   $     0.73        $     3.05   $     2.96

Net Income from Continuing Operations per Share        $     0.45   $     0.59        $     2.12   $     2.43

Net Income per Share                                   $     0.46   $     0.60        $     1.95   $     2.46

Weighted Average Shares Outstanding                        42,288       30,240            37,453       21,036


CASH EARNINGS PER SHARE (3):
Basic                                                  $     0.84   $     0.80        $     3.31   $     3.37

Diluted                                                $     0.83   $     0.79        $     3.27   $     3.35


CAPITALIZATION:                                       12/31/2001     12/31/2000
                                                      -------------------------
Bank Borrowings                                           150,000        75,000
Senior Notes                                              125,000       125,000
Surplus Note                                               25,000          --
Other Borrowings                                           15,574        15,627
                                                      -------------------------
TOTAL DEBT                                            $   315,574   $   215,627

Capital Securities - AmerUs Capital I                      68,900        68,900
Capital Securities - AmerUs Capital II                        154       128,791
                                                      -------------------------
TOTAL DEBT AND CAPITAL SECURITIES                     $   384,628   $   413,318

Stockholders' Equity (excluding AOCI)                   1,225,848       845,143
                                                      -------------------------
TOTAL CAPITALIZATION (EXCLUDING AOCI)                 $ 1,610,476   $ 1,258,461
                                                      =========================

Unrealized Gains / (Losses)                                10,313       (17,188)
                                                      -------------------------

TOTAL CAPITALIZATION (INCLUDING AOCI)                 $ 1,620,789   $ 1,241,273
                                                      =========================

BOOK VALUE PER SHARE (2):
including AOCI                                        $     29.60   $     27.59
excluding AOCI                                        $     29.36   $     28.16

DEBT-TO-CAPITAL RATIO (1):
including AOCI                                              23.72%        22.92%
excluding AOCI                                              23.87%        22.61%


(1) Debt-to-Capital Ratio excludes any capital securities issued in connection with a convertible offering due to the mandatory conversion feature such as that associated with AmerUs Capital II.

(2) Common shares outstanding at 12/31/2001 and 12/31/2000 were 41,759,450 and 30,011,034, respectively.

(3) Cash earnings represents adjusted operating earnings adjusted for goodwill amortization.

                                AMERUS GROUP CO.


                          Consolidated Income Statement

                                ($ in thousands)


                                                                FOR THE THREE MONTHS ENDED          FOR THE YEAR ENDED
                                                                         DECEMBER 31,                  DECEMBER 31,
                                                                   2001             2000           2001            2000
                                                                ----------------------------   -----------------------------
REVENUES:
Insurance premiums                                              $     92,249    $     70,089    $    313,650    $    274,207
Universal life and annuity product charges                            39,535          24,997         146,055          99,940
Net investment income                                                253,010         180,101         873,174         699,525
Realized/unrealized gains (losses) on investments                      6,680         (17,423)        (90,629)        (28,975)
Other income:
  Income from Independent Marketing Organizations                      7,935           4,836          27,724          18,982
  Other                                                                3,525           7,067          17,480          15,593
                                                                ------------    ------------    ------------    ------------
    TOTAL REVENUE                                                    402,934         269,667       1,287,454       1,079,272

BENEFITS AND EXPENSES:
Policyowner benefits - traditional life:
  Death benefits                                                       7,215          16,024          22,080          47,953
  Surrender and other benefits                                           589             414           2,459             676
  Increase in future policy benefits                                  77,305          48,478         245,263         185,433
                                                                ------------    ------------    ------------    ------------
    Total policyowner benefits - traditional life                     85,109          64,916         269,802         234,062

Policyowner benefits - universal life and annuities:
  Interest credited to account balances                              108,514          78,732         392,663         310,175
  Change in option value of equity-indexed
    products and market value adjustments on
    total return strategy annuities                                    9,322            --           (52,747)           --
  Benefit claims incurred in excess of account balances
   & other annuity benefits                                           52,111          18,780         151,030          88,176
                                                                ------------    ------------    ------------    ------------
    Total policyowner benefits - universal life and annuities        169,947          97,512         490,946         398,351

Underwriting, acquisition and other expenses:
  Commissions                                                            678           4,617           6,405          12,740
  General insurance and other expenses                                21,518          20,646          92,077          78,918
  Expenses from Independent Marketing Organizations                    5,063           4,431          19,510          16,211
  Taxes, licenses and fees                                             3,981              93          14,155           7,339
  Demutualization costs                                                  518             828             969          11,265
  Restructuring costs                                                  2,039            --             8,566            --
  Amortization - value of business acquired (VOBA)                    21,223          18,489          83,520          41,974
  Amortization - deferred policy acquisition costs (DPAC)             15,294           9,588          52,367          59,498
  Amortization - goodwill                                              1,976           1,860           8,324           8,259
  Amortization - DPAC & VOBA realized gains / (losses)                 9,870          (2,455)         (2,988)         (8,722)
                                                                ------------    ------------    ------------    ------------
    Total underwriting, acquisition and other expenses                82,160          58,097         282,905         227,482

Interest expense:
  Interest on bank debt                                                  711           1,042           3,316           4,257
  Interest on Senior Notes                                             2,172           2,171           8,687           8,687
  Interest on Capital Securities (AmerUs Capital I)                    1,524           1,525           6,098           6,098
  Interest on Capital Securities (AmerUs Capital II)                       3           2,253           5,498           9,015
  Interest on Surplus Note                                               541            --             1,341            --
  Interest on other borrowings                                           344             302           1,071           1,666
                                                                ------------    ------------    ------------    ------------
    Total interest expense                                             5,295           7,293          26,011          29,723

Dividends to policyowners                                             30,529          18,112          98,945          74,338
                                                                ------------    ------------    ------------    ------------
Income before income taxes and minority interest                      29,894          23,737         118,845         115,316

Income tax expense                                                   (10,806)         (5,760)        (39,522)        (42,516)
Minority interest                                                       --              --              --           (21,677)
                                                                ------------    ------------    ------------    ------------
Net income from continuing operations                                 19,088          17,977          79,323          51,123

Income from discontinued operations, net of tax                          446              62           1,820             717
                                                                ------------    ------------    ------------    ------------

Net income before cumulative effect of change in
  accounting for derivatives                                          19,534          18,039          81,143          51,840

Cumulative effect of change in accounting for
  derivatives, net of tax                                               --              --            (8,236)           --
                                                                ------------    ------------    ------------    ------------
Net income                                                      $     19,534    $     18,039    $     72,907    $     51,840
                                                                ============    ============    ============    ============


WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic                                                             41,741,649      29,933,019      36,949,198      20,922,371

Diluted                                                           42,288,468      30,239,946      37,453,428      21,035,518

                                AMERUS GROUP CO.

                            Operating Segment Income

                                ($ in thousands)


FOR THE THREE MONTHS ENDED DECEMBER 31, 2001
                                                                                                 Total
                                                     Life Insurance  Annuities   All Other   Consolidated
                                                     --------------  ---------   ---------   ------------
Revenues:
   Insurance premiums                                  $  90,021    $   2,612   $    (384)        $  92,249
   Universal life and annuity product charges             29,776        9,759        --              39,535
   Net investment income                                  85,183      163,097       4,730           253,010
   Core realized/unrealized gains on investments           6,517         --          --               6,517
   Other income                                             --          9,203       2,257            11,460

                                                       ----------------------------------------------------
                                                         211,497      184,671       6,603           402,771

Benefits and expenses:
   Policyowner benefits                                  119,289      125,856         589           245,734
   Underwriting, acquisition, and other expenses          15,418       15,680       2,118            33,216
   Amortization of deferred policy acquisition costs
      and value of business acquired, net of
      non-core adjustment of $9,870                       17,973       18,544        --              36,517
   Dividends to policyowners                              30,529         --          --              30,529
                                                       ----------------------------------------------------

                                                         183,209      160,080       2,707           345,996
                                                       ----------------------------------------------------
Adjusted pre-tax operating income                      $  28,288    $  24,591   $   3,896            56,775
                                                       ==================================

   Non-core realized gains on investments                                                               163

   Change in option value of equity-indexed
      annuity products and market value
      adjustments on total return strategy annuities                                                 (9,322)

   Amortization of deferred policy acquisition costs
      due to non-core realized gains or losses                                                       (9,870)

   Demutualization costs                                                                               (518)

   Restructuring costs                                                                               (2,039)
                                                                                                  ---------

Income from continuing operations                                                                    35,189

Interest (expense)                                                                                   (5,295)

Income tax (expense)                                                                                (10,806)

Income from discontinued operations, net of tax                                                         446
                                                                                                  ---------

   Net income                                                                                     $  19,534
                                                                                                  =========

                                AMERUS GROUP CO.

                            Operating Segment Income

                                ($ in thousands)

For The Three Months Ended December 31, 2000
                                                                                                            Total
                                                         Life Insurance    Annuities      All Other      Consolidated
                                                         ------------------------------------------------------------
Revenues:
  Insurance premiums                                       $  64,972       $   5,028      $      89       $  70,089
  Universal life and annuity product charges                  17,514           7,483           --            24,997
  Net investment income                                       55,580         121,286          3,235         180,101
  Core realized/unrealized (losses) on investments            (1,109)         (8,570)          --            (9,679)
  Other income                                                  --             6,374          5,529          11,903
                                                           --------------------------------------------------------
                                                             136,957         131,601          8,853         277,411

Benefits and expenses:
  Policyowner benefits                                        82,940          79,073            415         162,428
  Underwriting, acquisition, and other expenses               13,818          14,264          3,565          31,647
  Amortization of deferred policy acquisition costs
    and value of business acquired, net of
    non-core adjustment of ($2,455)                            9,675          18,402           --            28,077
  Dividends to policyowners                                   18,112            --             --            18,112
                                                           --------------------------------------------------------
                                                             124,545         111,739          3,980         240,264
                                                           --------------------------------------------------------
Adjusted pre-tax operating income                          $  12,412       $  19,862      $   4,873          37,147
                                                           ========================================================

  Non-core realized (losses) on investments                                                                  (7,744)

  Amortization of deferred policy acquisition costs
     due to non-core realized gains or losses                                                                 2,455

  Demutualization costs                                                                                        (828)
                                                                                                           --------
Income from continuing operations                                                                            31,030

Interest (expense)                                                                                           (7,293)

Income tax (expense)                                                                                         (5,760)

Income from discontinued operations, net of tax                                                                  62
                                                                                                           --------
     Net income                                                                                            $ 18,039
                                                                                                           ========


                                AMERUS GROUP CO.

                            Operating Segment Income

                                ($ in thousands)

FOR THE YEAR ENDED DECEMBER 31, 2001
                                                                                                                 Total
                                                               Life Insurance      Annuities     All Other     Consolidated
                                                               -------------------------------------------------------------
Revenues:
     Insurance premiums                                          $  300,690       $   12,828    $      132     $  313,650
     Universal life and annuity product charges                     110,403           35,652          --          146,055
     Net investment income                                          283,330          577,913        11,931        873,174
     Core realized/unrealized gains on investments                    8,720             --            --            8,720
     Other income                                                      --             36,198         9,006         45,204
                                                                 --------------------------------------------------------
                                                                    703,143          662,591        21,069      1,386,803

Benefits and expenses:
     Policyowner benefits                                           384,159          426,877         2,459        813,495
     Underwriting, acquisition, and other expenses                   69,035           60,911        10,525        140,471
     Amortization of deferred policy acquisition costs
         and value of business acquired, net of
         non-core adjustment of ($2,988)                             56,996           78,891          --          135,887
     Dividends to policyowners                                       98,945             --            --           98,945
                                                                 --------------------------------------------------------
                                                                    609,135          566,679        12,984      1,188,798
                                                                 --------------------------------------------------------
Adjusted pre-tax operating income                                $   94,008       $   95,912    $    8,085        198,005
                                                                 ========================================================

     Non-core realized (losses) on investments                                                                    (99,349)

     Change in option value of equity-indexed
        annuity products and market value
        adjustments on total return strategy annuities                                                             52,747

     Amortization of deferred policy acquisition costs
         due to non-core realized gains or losses                                                                   2,988

     Demutualization costs                                                                                           (969)

     Restructuring costs                                                                                           (8,566)
                                                                                                                 --------
Income from continuing operations                                                                                 144,856

Interest (expense)                                                                                                (26,011)

Income tax (expense)                                                                                              (39,522)

Income from discontinued operations, net of tax                                                                     1,820

Cumulative effect of change in accounting for derivatives, net of tax                                              (8,236)
                                                                                                                 --------
        Net income                                                                                               $ 72,907
                                                                                                                 ========

                                AMERUS GROUP CO.

                            Operating Segment Income

                                ($ in thousands)

FOR THE YEAR ENDED DECEMBER 31, 2000
                                                                                                               Total
                                                         Life Insurance   Annuities        All Other        Consolidated
                                                         ----------------------------------------------------------------
Revenues:
     Insurance premiums                                  $   252,157    $    21,820      $       230        $   274,207
     Universal life and annuity product charges               65,126         34,814               --             99,940
     Net investment income                                   212,100        468,404           19,021            699,525
     Core realized/unrealized (losses) on investments           (695)       (16,597)              --            (17,292)
     Other income                                               --           21,787           12,788             34,575
                                                         --------------------------------------------------------------
                                                            528,688        530,228            32,039          1,090,955

Benefits and expenses:
     Policyowner benefits                                    308,177        323,560              676            632,413
     Underwriting, acquisition, and other expenses            51,532         52,554           19,381            123,467
     Amortization of deferred policy acquisition costs
         and value of business acquired, net of
         non-core adjustment of ($8,722)                      35,570         65,902               --            101,472
     Dividends to policyowners                                74,338           --                 --             74,338
                                                         --------------------------------------------------------------

                                                             469,617        442,016           20,057            931,690
                                                         --------------------------------------------------------------
Adjusted pre-tax operating income                        $    59,071    $    88,212      $    11,982            159,265
                                                         ==============================================================


      Non-core realized (losses) on investments                                                                 (11,683)

      Amortization of deferred policy acquisition costs
          due to non-core realized gains or losses                                                                8,722

      Demutualization costs                                                                                     (11,265)
                                                                                                               --------

 Income from continuing operations                                                                              145,039

 Interest (expense)                                                                                             (29,723)

 Income tax (expense)                                                                                           (42,516)

 Minority interest                                                                                              (21,677)

 Income from discontinued operations, net of tax                                                                    717
                                                                                                               --------
          Net income                                                                                           $ 51,840
                                                                                                               ========


                                AmerUs Group Co.

                           Consolidated Balance Sheet

                                ($ in thousands)


                                                 DECEMBER 31,  DECEMBER 31,
ASSETS:                                             2001          2000
                                                 -----------   -----------
Investments:
  Securities available-for-sale at fair value:
    Fixed maturity securities                    $11,012,726   $ 8,261,647
    Equity securities                                 55,865       152,903
    Short-term investments                            14,881        20,861
  Securities held for trading purposes:
    Fixed maturity securities                      2,175,106          --
    Equity securities                                 12,013          --
    Short-term investments                             4,212          --
Loans                                                944,532       534,857
Real estate                                            1,405         3,226
Policy loans                                         506,318       312,662
Other investments                                    300,676       320,650
                                                 -----------   -----------
    Total investments                             15,027,734     9,606,806

Cash and cash equivalents                            179,376        65,485
Accrued investment income                            174,238       114,034
Premiums, fees and other receivables                   9,920         9,652
Reinsurance receivables                              428,847         6,529
Deferred policy acquisition costs                    642,680       437,312
Value of business acquired                           601,315       468,430
Goodwill                                             195,484       183,491
Property and equipment                                83,221        56,101
Other assets                                         573,588       491,296
Separate Account assets                              328,385          --
Assets of discontinued operations                     34,528        32,386
                                                 -----------   -----------

TOTAL ASSETS                                     $18,279,316   $11,471,522
                                                 ===========   ===========

                                AMERUS GROUP CO.

                           Consolidated Balance Sheet

                                ($ in thousands)


                                                                           DECEMBER 31,    DECEMBER 31,
LIABILITIES:                                                                   2001            2000
                                                                           ------------    ------------
Policyowner reserves and policyowner funds:
  Future life and annuity benefits                                         $ 15,102,001    $  9,482,625
  Policyowner funds                                                             432,941         325,251
                                                                           ------------    ------------
    Sub-total                                                                15,534,942       9,807,876

Accrued expenses and other liabilities                                          484,878         216,451
Dividends payable to policyowners                                               221,224         167,741
Policy and contract claims                                                       33,147          11,890
Income taxes payable                                                             11,892           8,825
Deferred income taxes                                                            20,508           2,660
Debt:
  Bank debt                                                                     150,000          75,000
  Senior notes                                                                  125,000         125,000
  Surplus note                                                                   25,000            --
  Other borrowings                                                               15,574          15,627
Separate Account liabilities                                                    328,385            --
Liabilities of discontinued operations                                           23,551          14,806
                                                                           ------------    ------------

TOTAL LIABILITIES                                                            16,974,101      10,445,876


Company-obligated mandatorily-redeemable preferred capital securities of subsidiary trust holding solely junior subordinated debentures of the
Company:
  AmerUs Capital I                                                               68,900          68,900
  AmerUs Capital II                                                                 154         128,791
                                                                           ------------    ------------
    Sub-total                                                                    69,054         197,691

STOCKHOLDERS' EQUITY:
Preferred Stock, no par value, 20,000,000 shares                                   --              --
  authorized, none issued
Common Stock, no par value, 230,000,000 shares                                   41,759          30,011
  authorized;  41,759,450 shares issued and
  outstanding in 2001 (net of 1,746,548 treasury
  shares) and 30,011,034 shares issued and
  outstanding in 2000
Paid-in capital                                                               1,122,853         809,894
Accumulated other comprehensive income (loss)                                    10,313         (17,188)
Unearned compensation                                                              (727)           (146)
Unallocated ESOP shares                                                            (224)           (683)
Retained earnings                                                                62,187           6,067
                                                                           ------------    ------------

  TOTAL STOCKHOLDERS' EQUITY                                                  1,236,161         827,955
                                                                           ------------    ------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                 $ 18,279,316    $ 11,471,522
                                                                           ============    ============

                                AMERUS GROUP CO.

                           Consolidated Balance Sheet

                                ($ in thousands)

                                December 31, 2001


                                                                        WITH             FAS 115 AND 133        WITHOUT
ASSETS:                                                            FAS 115 AND 133          ADJUSTMENT       FAS 115 AND 133
                                                                   ---------------       ---------------    -----------------
Investments:
  Securities available-for-sale at fair value:
    Fixed maturity securities                                       $11,012,726             $  (111,474)         $10,901,252
    Equity securities                                                    55,865                    (410)              55,455
    Short-term investments                                               14,881                     (52)              14,829
  Securities held for trading purposes:
    Fixed maturity securities                                         2,175,106                    --              2,175,106
    Equity securities                                                    12,013                    --                 12,013
    Short-term investments                                                4,212                    --                  4,212
Loans                                                                   944,532                    --                944,532
Real estate                                                               1,405                    --                  1,405
Policy loans                                                            506,318                    --                506,318
Other investments                                                       300,676                   9,128              309,804
                                                                    -----------             -----------          -----------
    Total invested assets                                            15,027,734                (102,808)          14,924,926

Cash and cash equivalents                                               179,376                    --                179,376
Accrued investment income                                               174,238                    --                174,238
Premiums, fees and other receivables                                      9,920                    --                  9,920
Reinsurance receivables                                                 428,847                    --                428,847
Deferred policy acquisition costs                                       642,680                  30,212              672,892
Value of business acquired                                              601,315                  12,714              614,029
Goodwill                                                                195,484                    --                195,484
Property and equipment                                                   83,221                    --                 83,221
Deferred income taxes                                                      --                       449                  449
Other assets                                                            573,588                    --                573,588
Separate Account assets                                                 328,385                    --                328,385
Assets of discontinued operations                                        34,528                    --                 34,528
                                                                    -----------             -----------          -----------

TOTAL ASSETS                                                        $18,279,316             $   (59,433)         $18,219,883
                                                                    ===========             ===========          ===========


                                                     AMERUS GROUP CO.

                                                Consolidated Balance Sheet

                                                     ($ in thousands)

                                                     December 31, 2001


                                                               WITH         FAS 115 AND 133      WITHOUT
LIABILITIES:                                              FAS 115 AND 133      ADJUSTMENT    FAS 115 AND 133
                                                         -----------------  ---------------  ----------------
Policyowner reserves and policyowner funds:
  Future life and annuity benefits                           $ 15,102,001       $   --         $ 15,102,001
  Policyowner funds                                               432,941           --              432,941
                                                             ------------       --------       ------------
    Sub-total                                                  15,534,942           --           15,534,942

Accrued expenses and other liabilities                            484,878           --              484,878
Dividends payable to policyowners                                 221,224        (28,612)           192,612
Policy and contract claims                                         33,147           --               33,147
Income taxes payable                                               11,892           --               11,892
Deferred income taxes                                              20,508        (20,508)              --
Debt:
  Bank debt                                                       150,000           --              150,000
  Senior notes                                                    125,000           --              125,000
  Surplus note                                                     25,000           --               25,000
  Other borrowings                                                 15,574           --               15,574
Separate Account liabilities                                      328,385           --              328,385
Liabilities of discontinued operations                             23,551           --               23,551
                                                             ------------       --------       ------------
TOTAL LIABILITIES                                              16,974,101        (49,120)        16,924,981

Company-obligated mandatorily-redeemable preferred
capital securities of subsidiary trust holding solely
junior subordinated debentures of the Company:
  AmerUs Capital I                                                 68,900           --               68,900
  AmerUs Capital II                                                   154           --                  154
                                                             ------------       --------       ------------
    Sub-total                                                      69,054           --               69,054

STOCKHOLDERS' EQUITY:
Preferred Stock, no par value, 20,000,000 shares                     --             --                 --
  authorized, none issued
Common Stock, no par value, 230,000,000 shares                     41,759           --               41,759
  authorized;  41,759,450 shares issued and
  outstanding in 2001 (net of 1,746,548 treasury
  shares) and 30,011,034 shares issued and
  outstanding in 2000
Paid-in capital                                                 1,122,853           --            1,122,853
Accumulated other comprehensive income (loss)                      10,313        (10,313)              --
Unearned compensation                                                (727)          --                 (727)
Unallocated ESOP shares                                              (224)          --                 (224)
Retained earnings                                                  62,187           --               62,187
                                                             ------------       --------       ------------
  TOTAL STOCKHOLDERS' EQUITY                                    1,236,161        (10,313)         1,225,848

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                   $ 18,279,316       $(59,433)      $ 18,219,883
                                                             ============       ========       ============

                                AMERUS GROUP CO.

                                   Product Mix

                                ($ in thousands)

                         For the Year Ended December 31,




   REPETITIVE LIFE PREMIUM (2) (3):        2001         2000           % CHANGE
   ----------------------------------      ----         ----           --------
   Whole Life                         $    6,842      $    14,161        (51.7%)

   Interest-Sensitive Whole Life          12,411             --           --

   Term Life                              14,400            7,223         99.4%

   Universal Life                         21,794           10,992         98.3%

   Equity-Indexed Life                    25,865            7,137        262.4%
                                      ----------      -----------        -----

      Sub-total                           81,312           39,513        105.8%

   Variable universal life (1)             5,113            4,833          5.8%
                                      ----------      -----------        -----
   TOTAL REPETITIVE LIFE PREMIUM      $   86,425      $    44,346         94.9%
                                      ==========      ===========        =====

   ANNUITY PREMIUMS (2):
   ---------------------
   Fixed Annuity:
     Deferred Fixed Annuity           $1,322,725      $ 1,107,147         19.5%
     Multi-Choice Annuity                480,600          115,309        316.8%
     Equity-Index Annuity                131,443          259,194        (49.3%)
   Variable Annuity                       27,483             --           --
                                      ----------      -----------        -----
   Sub-total                           1,962,251        1,481,650         32.4%

   Joint Venture Premium (1):
     Fixed                                18,491           25,339        (27.0%)
     Variable                             64,416          115,156        (44.1%)
                                      ----------      -----------        -----
                                          82,907          140,495        (41.0%)

   TOTAL ANNUITY PREMIUMS             $2,045,158      $ 1,622,145         26.1%
                                      ==========      ===========        =====

 -------------------------------------------------------------------------------
 (1) Represents production at AMAL Corp. from AmerUs distribution sources
 (2) Sales numbers include Indianapolis Life Insurance Company from the acquisition date (May 18, 2001) forward.
 (3) Sales numbers include direct sales and the Company's share of private label sales.

                                AMERUS GROUP CO.

                               Sources of Business

                                ($ in thousands)

                         For the Year Ended December 31,


REPETITIVE LIFE PREMIUM (3):                                 2001                 2000              % CHANGE
---------------------------------------------             ----------           ----------          ----------
Preferred Producer (Career)                               $   21,889           $   22,735              (3.7%)

Personal producing general agent (PPGA)                       28,817               15,820              82.2%

Bank Distribution                                                205                  358             (42.7%)

Private Label Distribution                                     6,637               -                   -

Independent Agent Force (2)                                   23,764                  600            3860.7%
                                                          ----------           ----------            ------

   Total Repetitive Life Premium (excluding AMAL J.V.)        81,312               39,513             105.8%

      AMAL Joint Venture (1)                                   5,113                4,833               5.8%
                                                          ----------           ----------            ------

TOTAL REPETITIVE LIFE PREMIUMS                            $   86,425           $   44,346              94.9%
                                                          ==========           ==========            ======



ANNUITY PREMIUMS (3):
---------------------------------------------
Preferred Producer (Career)                               $  114,106           $   81,523              40.0%

Personal Producing General Agent (PPGA)                      199,851               16,738            1094.0%

Bank Distribution                                            200,301               58,548             242.1%

Independent Agent Force (2)                                1,447,993            1,324,841               9.3%
                                                          ----------           ----------            ------

Total Annuity Premium (excluding AMAL J.V.)                1,962,251            1,481,650              32.4%

   AMAL Joint Venture (1)                                     82,907              140,495             (41.0%)
                                                          ----------           ----------            ------

TOTAL ANNUITY PREMIUMS                                    $2,045,158           $1,622,145              26.1%
                                                          ==========           ==========            ======



-------------------------------------------------------------------------------
(1) AMAL Joint Venture premiums include production from AmerUs distribution channels.
(2) Independent agent premiums through brokerages are included with all other independent agent premiums.
(3) Sales numbers include Indianapolis Life Insurance Company from the acquisition date (May 18, 2001) forward.

                                AMERUS GROUP CO.
                      Policyowner Liability Characteristics

                                ($ in thousands)

                                                                  DECEMBER 31,
                                                                      2001
                                                                 ACCOUNT VALUE
                                                                 -------------
FIXED DEFERRED ANNUITY SURRENDER
CHARGE PERCENTAGES:
-----------------------------------------------------
Equity Index Annuity                                               $  721,674
Market Value Adjustment                                               380,806
Multi Choice Annuity                                                2,704,568
No surrender charge                                                 1,050,717
1 percent                                                              83,952
2 percent                                                             197,278
3 percent                                                             172,740
4 percent                                                             298,433
5 percent                                                             250,062
6 percent                                                             415,774
7 percent                                                             809,362
8 percent                                                             383,009
9 percent                                                             651,297
10 percent or greater                                               1,799,243
                                                                   ----------

Total                                                              $9,918,915
                                                                   ==========
FIXED ANNUITY-INTEREST GUARANTEE PERIOD:
-----------------------------------------------------
Equity Index Annuity                                               $  721,674
Multi Choice Annuity                                                2,704,568
Monthly guarantee                                                     169,331
Quarterly                                                           1,074,542
1 Year                                                              3,774,378
Multi-year                                                          1,398,147
Bailout                                                                76,275
                                                                   ----------

                                                                   $9,918,915
                                                                   ==========
FIXED ANNUITY-ULTIMATE MINIMUM GUARANTEE RATE:
-----------------------------------------------------
Equity Index Annuity                                               $  721,674
Multi Choice Annuity                                                2,704,568
3 percent                                                           2,632,458
3.25 percent                                                          525,146
3.50 percent                                                          747,061
4 percent                                                           2,486,891
4.5 percent                                                            55,757
5 percent                                                              30,850
Greater than 5 percent                                                 14,510
                                                                   ----------

Total                                                              $9,918,915
                                                                   ==========

CREDITED RATE VS. MINIMUM GUARANTEED RATE DIFFERENTIAL:
-----------------------------------------------------
Equity Index Annuity                                               $  721,674
Multi Choice Annuity                                                2,704,568
No Differential                                                       377,247
0.0% - 0.5%                                                           765,649
0.5% - 1.0%                                                           920,926
1.0% - 1.5%                                                           790,978
1.5% - 2.0%                                                         1,104,834
2.0% - 2.5%                                                           799,157
2.5% - 3.0%                                                           169,228
Greater Than 3.0%                                                   1,564,654
                                                                   ----------

Total                                                              $9,918,915
                                                                   ==========

                                AMERUS GROUP CO.

                  AMAL Corp. - Variable Products Joint Venture

                                ($ in thousands)

                         FOR THE YEAR ENDED DECEMBER 31,



FINANCIAL DATA:                                     2001               2000
-----------------------------------------       -----------        -----------
Assets                                          $ 2,414,252        $ 2,644,452

Shareholders' equity                                112,395             96,911

Net income                                            7,747             10,177


SALES DATA:
-----------------------------------------
Repetitive Life Premium                         $    12,019        $    13,075

Excess / Single Life Premium                         29,688             28,277

Fixed Annuity Premium                                19,157             25,569

Variable Annuity Premium                            237,212            301,755
                                                -----------        -----------

Total Premium                                   $   298,076        $   368,676
                                                ===========        ===========


RECONCILIATION OF NET INCOME TO
EQUITY IN EARNINGS OF AMAL CORP.:
-----------------------------------------

Net Income                                      $     7,747        $    10,177

AmerUs' Minority Ownership (2)                           39%                34%
                                                -----------        -----------

AmerUs Percentage of Net Income                       3,021              3,460

AmerUs' Minority Ownership change (2)                    39                -

Amortization of Goodwill                               (101)              (287)
                                                -----------        -----------

Equity in Earnings of AMAL Corp. (1)            $     2,959        $     3,173
                                                ===========        ===========






--------------------------------------------------------------------------------
(1) Equity in Earnings of AMAL Corp. included in Net Investment Income on the Consolidated Income Statement.
(2)  AmerUs increased its ownership of AMAL Corp. on March 28, 2001.

                                AMERUS GROUP CO.

                               Investment Summary

                            (Including Closed Block)

                                ($ in thousands)




                                                   DECEMBER 31, 2001             DECEMBER 31, 2000
PORTFOLIO COMPOSITION:                       Amortized Cost  Market Value  Amortized Cost  Market Value
------------------------------------------   --------------  ------------  --------------  ------------
  Cash and cash equivalents                   $   179,376    $   179,376    $    65,485    $    65,485
  Securities available-for-sale:
    Investment grade bonds                     10,163,128     10,320,385      7,721,648      7,752,593
    Non-investment grade bonds                    738,124        692,341        562,591        509,054
    Equity securities                              55,453         55,865        152,835        152,903
    Short-term investments                         14,829         14,881         22,508         20,861
  Securities held for trading:
    Investment grade bonds                      1,998,566      1,998,566            -              -
    Non-investment grade bonds                    176,540        176,540            -              -
    Equity securities                              12,013         12,013            -              -
    Short-term investments                          4,212          4,212            -              -
  Loans                                           944,532        944,532        534,857        534,857
  Real estate                                       1,405          1,405          3,226          3,226
  Policy loans                                    506,318        506,318        312,662        312,662
  Other invested assets                           300,676        300,676        324,743        320,650
                                              -----------    -----------    -----------    -----------
     TOTAL                                    $15,095,172    $15,207,110    $ 9,700,555    $ 9,672,291
                                              ===========    ===========    ===========    ===========


INVESTMENT PORTFOLIO DATA (1):                    DECEMBER 31, 2001             DECEMBER 31, 2000
------------------------------------------   ----------------------------  ----------------------------
  Average NAIC Rating                                               1.49                          1.42
  Average Maturity                                                  6.91                          7.08
  Effective Duration                                                4.64                          4.60
  GAAP Effective Book Yield - Fixed Income                          6.56                          7.42


MORTGAGE LOANS:                                   DECEMBER 31, 2001             DECEMBER 31, 2000
------------------------------------------   ----------------------------  ----------------------------
  Carrying Value                                                 944,533                       534,857
  Percent of Total Invested Assets (Market)                         6.21%                         5.53%

  Problem Loans                                                    6,171                         1,703
  Percent of Mortgage Loans (Market)                                0.65%                         0.32%

  Restructured Loans                                               1,113                         1,060
  Percentage of Mortgage Loans (Market)                             0.12%                         0.20%


                                                       DECEMBER 31, 2001                       DECEMBER 31, 2000
                                            --------------------------------------  --------------------------------------
HIGH YIELD SECURITIES (AT MARKET VALUE):    % of Asset Class  % of Rated Portfolio  % of Asset Class  % of Rated Portfolio
------------------------------------------  ----------------  --------------------  ----------------  --------------------
  NAIC 3                                            68.83%              4.53%               69.64%               4.29%
  NAIC 4                                            26.93%              1.77%               28.19%               1.74%
  NAIC 5                                             2.47%              0.16%                1.66%               0.10%
  NAIC 6                                             1.77%              0.12%                0.51%               0.03%
                                              -----------        -----------          -----------         -----------
  TOTAL                                            100.00%              6.58%              100.00%               6.16%
                                              ===========        ===========          ===========         ===========




--------------------------------------------------------------------------------
(1) Investment portfolio data reflects fixed maturity securities managed by AmerUs Capital Management.

                                AMERUS GROUP CO.

                               Investment Summary

                            (Including Closed Block)

                                ($ in thousands)


                                                   DECEMBER 31, 2001               DECEMBER 31, 2000
FIXED MATURITY SECURITIES BY CATEGORY:         Market Value      % of Total       Market Value     % of Total
---------------------------------------        ------------      ----------       ------------     ----------
Government                                     $   956,078           7.2%          $   675,097          8.2%
Corporate                                        9,198,403          69.7%            5,198,447         62.9%
Mortgage-Backed (MBS)                            2,129,775          16.1%            1,534,357         18.6%
Asset-Backed (ABS)                                 745,987           5.7%              646,526          7.8%
Redeemable Preferred Stock                         157,589           1.3%              207,220          2.5%
                                               -----------         -----           -----------        -----
                                               $13,187,832         100.0%          $ 8,261,647        100.0%
                                               ===========         =====           ===========        =====

Private Placements (included above)              1,422,217          10.8%            1,062,584         12.9%



                                                     DECEMBER 31, 2001                DECEMBER 31, 2000
FIXED MATURITY SECURITIES BY QUALITY:          Market Value      % of Total       Market Value     % of Total
---------------------------------------        ------------      ----------       ------------     ----------
AAA                                            $ 3,969,148          30.1%          $ 2,739,302         33.2%
AA                                               1,004,895           7.6%              640,228          7.7%
A                                                3,103,907          23.5%            2,184,468         26.4%
BBB                                              3,759,625          28.5%            1,833,082         22.2%
BB                                                 497,943           3.8%              362,026          4.4%
B and below                                        231,799           1.8%              142,194          1.7%
                                               -----------         -----           -----------        -----
Sub-total                                       12,567,317          95.3%            7,901,300         95.6%
Not Rated by S&P (average "A" by others)           620,515           4.7%              360,347          4.4%
                                               -----------         -----           -----------        -----

TOTAL                                          $13,187,832         100.0%          $ 8,261,647        100.0%
                                               ===========         =====           ===========        =====



                                                   DECEMBER 31, 2001                  DECEMBER 31, 2000
FIXED MATURITY SECURITIES BY INDUSTRY SECTOR:  Market Value      % of Total       Market Value       % of Total
---------------------------------------------  ------------      ----------       ------------       ----------

Basic Industry                                 $   382,948           2.9%          $   212,621          2.6%
Capital Goods                                      480,580           3.6%              319,452          3.9%
Communications                                   1,203,206           9.1%              538,879          6.5%
Consumer Cyclical                                  744,368           5.6%              380,847          4.6%
Consumer Non Cyclical                            1,057,052           8.0%              425,001          5.1%
Energy                                             761,512           5.8%              477,119          5.8%
Technology                                         404,198           3.1%               60,573          0.7%
Transportation                                     412,582           3.1%              313,085          3.8%
Industrial Other                                   126,968           1.0%               58,239          0.7%
Utilities                                        1,327,564          10.1%              898,873         10.9%
Financial Institutions                           2,015,389          15.3%            1,375,252         16.6%
                                               -----------         -----           -----------        -----
SUB-TOTAL                                        8,916,367          67.6%            5,059,941         61.2%

Other (1)                                        4,271,465          32.4%            3,201,706         38.8%
                                               -----------         -----           -----------        -----

TOTAL                                          $13,187,832         100.0%          $ 8,261,647        100.0%
                                               ===========         =====           ===========        =====

(1)  Includes government, asset-backed securities and mortgage-backed securities


                                                      DECEMBER 31, 2001                DECEMBER 31, 2000
MORTGAGE BACKED SECURITIES:                    Amortized Cost     Market Value   Amortized Cost   Market Value
---------------------------                    --------------     ------------   --------------   ------------
     Planned Amortization Class (PACs)         $   415,099        $  423,503       $   228,595       $  230,057
     Targeted Amortization Class (TACs)              3,039             3,111             5,683            5,664
     Sequential Pay                                408,254           417,253           253,481          256,360
     Subordinated                                   81,294            84,711            87,113           88,855
     Adjustable Rate Mortgages (ARMs)               17,823            17,973               777              778
     Pass-thru                                   1,144,817         1,162,141           947,315          952,643
     Z bonds                                        21,630            21,083                 -                -
                                               -----------        -----------      -----------       ----------
     TOTAL                                     $ 2,091,956        $ 2,129,775      $ 1,522,964       $1,534,357
                                               ===========        ===========      ===========       ==========



                                AMERUS GROUP CO.

                                  Closed Block

                                ($ in thousands)


                                                   DECEMBER 31,  DECEMBER 31,
                                                      2001           2000
                                                   ------------  ------------
LIABILITIES:
Future life and annuity benefits                    $2,835,423   $1,654,784
Policyowner funds                                        4,656        5,081
Accrued expenses and other liabilities                  69,678       36,621
Dividends payable to policyowners                      154,139      138,991
Policy and contract claims                               8,843        5,495
Policyowner dividend obligation                         61,486       24,916
                                                    ----------   ----------

TOTAL LIABILITIES                                    3,134,225    1,865,888
                                                    ----------   ----------

ASSETS:
Securities available-for-sale at fair value:
Fixed maturity securities
Fixed maturity securities                            1,829,060    1,191,592
Loans                                                  105,901         --
Policy loans                                           363,981      201,092
Other investments                                        4,653        2,934
Cash and cash equivalents                               18,382        3,025
Accrued investment income                               32,396       16,811
Premiums, fees and other receivables                    22,414        7,062
Other assets                                            41,827       41,885
                                                    ----------   ----------
TOTAL ASSETS                                         2,418,614    1,464,401
                                                    ----------   ----------

Maximum future earnings to be recognized from
      assets and liabilities of the Closed Blocks   $  715,611   $  401,487
                                                    ==========   ==========




                                                   FOR THE THREE MONTHS ENDED          FOR THE YEAR ENDED
                                                        DECEMBER 31,                       DECEMBER 31,
                                                   --------------------------         ----------------------
                                                       2001         2000                 2001         2000
                                                   ----------    ------------         ---------    ---------
REVENUES AND EXPENSES:
Insurance premiums                                  $  42,095    $  46,573            $ 220,291    $ 185,350
Universal life and annuity product charges              2,704        3,032               12,200       12,485
Net investment income                                  39,952       25,320              132,402       97,952
Realized gains (losses) on investments                  6,517       (1,109)               8,719         (695)
Policyowner benefits                                  (44,776)     (50,262)            (239,688)    (200,850)
Underwriting, acquisition and other expenses           (3,170)         258               (5,958)      (1,415)
Dividends to policyowners                             (28,448)     (16,435)             (91,609)     (68,324)
                                                    ---------    ---------            ---------    ---------
Contribution from the Closed Block before
      income taxes                                  $  14,874    $   7,377            $  36,357    $  24,503
                                                    =========    =========            =========    =========

                                AMERUS GROUP CO.

                             Additional Information

                                ($ in thousands)

                                                                                           DECEMBER 31,
 LIFE INSURANCE IN FORCE (FACE AMOUNT):                                             2001                   2000
 -----------------------------------------------------------                    ------------          ------------
 Traditional Life                                                               $ 46,136,000          $ 23,485,000
 Universal Life                                                                   22,189,000            12,735,000
                                                                                ------------          ------------

    TOTAL LIFE INSURANCE IN FORCE                                               $ 68,325,000          $ 36,220,000
                                                                                ============          ============


 RESERVES (GAAP) (INCLUDING CLOSED BLOCK):
 -----------------------------------------------------------
 Traditional Life                                                               $  3,010,057          $  1,744,038
 Universal Life                                                                    1,523,264               956,584
                                                                                ------------          ------------
    Total Life Insurance Reserves                                                  4,533,321             2,700,622

 Deferred Fixed Annuity                                                            6,909,793             5,956,929
 Multi-Choice Annuity                                                              3,013,825               112,319
 Equity-Index Annuity                                                                736,146               680,669
                                                                                ------------          ------------
    Total Annuity Reserves                                                        10,659,764             6,749,917

    TOTAL RESERVES                                                              $ 15,193,085          $  9,450,539
                                                                                ============          ============


 NUMBER OF PRODUCERS:
 -----------------------------------------------------------
 Career Agents (including managing general agents)                                     1,065                   981
 Personal Producing General Agents                                                     4,959                 2,507
 Independent Agents                                                                   33,637                10,421
 Wholesale Broker / Dealer - AMAL Corp. Joint Venture & IL Annuity                       893                   666
 Registered Representatives - AMAL Corp. Joint Venture & IL Annuity                   16,065                12,524
                                                                                 -----------          ------------
    TOTAL PRODUCERS                                                                   56,619                27,099
                                                                                 ===========          ============


 LIFE INSURANCE LAPSE RATE - YTD ANNUALIZED                                              7.7%                  6.4%


 ANNUITY WITHDRAWAL RATES - LTM
 -----------------------------------------------------------
 With Internal Replacements                                                             12.5%                 16.7%
 Without Internal Replacements                                                          11.4%                 14.0%


 FIXED ANNUITY SPREADS (GAAP) YTD:
 -----------------------------------------------------------
 Portfolio Rate                                                                         7.07%                 6.98%
 Credit Rate                                                                            5.07%                 4.95%
                                                                                 -----------          ------------
    Spread                                                                              2.00%                 2.03%
                                                                                 ===========          ============

                                AMERUS GROUP CO.

                             Additional Information

                                ($ in thousands)





DPAC / VOBA ROLLFORWARD:                                  DPAC           VOBA
----------------------------------------------------   ---------      ---------

  Beginning Balance - December 31, 2000                $ 437,312      $ 468,430

  Capitalization                                         318,653          6,422

  Acquisition of ILICO                                         -        211,831

  (Amortization)                                         (49,379)       (83,520)

  (Amortization) of cumulative effect of change in
       accounting for derivatives                           (727)          (400)

  FAS 115 Adjustment                                     (63,179)        (1,448)
                                                       ---------      ---------

  Ending Balance - December 31, 2001                   $ 642,680      $ 601,315
                                                       =========      =========




CONTRIBUTION FROM THE CLOSED BLOCK                        2002           2003
----------------------------------------------------   ---------      ---------

  First Quarter                                        $  11,648      $  10,282

  Second Quarter                                          11,337         10,003

  Third Quarter                                           11,034          9,729

  Fourth Quarter                                          10,738          9,462
                                                       ---------      ---------

    Total                                              $  44,757      $  39,476
                                                       =========      =========




NOTE: The above table sets forth the actuarial calculation of the expected contribution from the Closed Block. The actual contribution from the Closed Block may vary from the amounts illustrated here due to differences between actual mortality results, investment results and other factors as compared to the expected results for these items used in the actuarial calculation.

                                AMERUS GROUP CO.

                         Income Tax Rate Reconciliation




                                                    FOR THE YEAR ENDED
                                                       DECEMBER 31,
                                                     2001        2000
                                                  ----------------------

  Corporate federal income tax rate                 35.00%      35.00%

  Goodwill amortization                              2.37%       2.51%

  Net benefit of tax credits                        (1.59%)     (2.14%)

  Demutualization costs                              0.64%       3.91%

  Dividend received deduction                       (1.23%)     (2.57%)

  Non-deductible meals, entertainment & dues         0.58%       0.65%

  Tax exempt income                                 (2.50%)     (0.42%)

  Other items, net                                  (0.01%)     (0.07%)
                                                  ----------------------

  Effective tax rate                                33.26%      36.87%
                                                  ======================

                                CORPORATE PROFILE

    AmerUs Group Co. is an Iowa corporation headquartered in Des Moines, Iowa that markets and underwrites a complete line of life insurance and annuity products to individuals and small businesses. With $18.3 billion in assets, AmerUs sells products in 50 states, the District of
       Columbia and the Virgin Islands through its operating subsidiaries:
        AmerUs Life Insurance Company; American Investors Life Insurance
       Company, Inc.; Financial Benefit Life Insurance Company; Delta Life
       and Annuity Company; Indianapolis Life Insurance Company, Inc.; IL Annuity and Insurance Company; Bankers Life Insurance Company of New York;
         Western Security Life Insurance Company and IL Securities, Inc.

      AmerUs Group's common stock is traded on the New York Stock Exchange
        (NYSE) under the trading symbol "AMH"; AmerUs Group's Adjustable
       Conversion-rate Equity Securities ("ACES") were traded on the NYSE under the trading symbol "AHB" until July 27, 2001, when they were converted to AmerUs Group common stock; AmerUs Group's warrants are traded on the NASDAQ exchange under the symbol "AMRSW".

                             CORPORATE HEADQUARTERS


                                AmerUs Group Co.
                         699 Walnut Street - 20th Floor
                              Des Moines, IA 50309
                              Phone: (515) 362-3600
                               Fax: (515) 362-3648


--------------------------------------------------------------------------------


                      COMMON STOCK AND DIVIDEND INFORMATION

                                                                  DIVIDEND
   2001                            HIGH            LOW            DECLARED
                                 -------         -------          --------
        FIRST QUARTER            $ 32.00         $ 27.00            $0.00
        SECOND QUARTER           $ 36.50         $ 28.56            $0.00
        THIRD QUARTER            $ 35.20         $ 30.90            $0.00
        FOURTH QUARTER           $ 36.43         $ 30.27            $0.40

   2000
        FIRST QUARTER            $ 24.00         $ 16.56            $0.10
        SECOND QUARTER           $ 22.44         $ 18.00            $0.00
        THIRD QUARTER            $ 26.25         $ 21.44            $0.00
        FOURTH QUARTER           $ 32.38         $ 24.44            $0.40



--------------------------------------------------------------------------------


           INVESTOR RELATIONS                 TRANSFER AGENT AND REGISTRAR

             Marty Ketelaar                   Mellon Investor Service, LLC
     Director - Investor Relations                    P.O. Box 3315
         Phone - (515) 362-3693              South Hackensack, NJ 07606-1915
          Fax - (515) 362-3648                       (800) 304-9709
   e-mail: marty.ketelaar@amerus.com


--------------------------------------------------------------------------------


                       ANNUAL REPORT AND OTHER INFORMATION

Shareholders may receive, without charge, a copy of AmerUs Group Co.'s Annual Report for the year ended December 31, 2000 by contacting the Company at
(515) 362-3695 or by visiting our web site at www.amerus.com.

AmerUs Group Co.'s Form 10-K (without exhibits) filed with the Securities and Exchange Commission for the year ended December 31, 2000, Forms 10-Q and press releases are also available at no charge by calling (515) 362-3695 or by visiting the Company's web site at www.amerus.com.